Exhibit 99.1

PRESS RELEASE

NRG Energy, Inc. to Acquire Vivint Smart Home, Inc.

Acquisition Positions NRG as the Leading Essential Home Services Provider, Accelerating Growth Plan

HOUSTON, TX & PROVO, UT – (BUSINESS WIRE) – Dec. 6, 2022 – NRG Energy, Inc. (NYSE: NRG) and Vivint Smart Home, Inc. (NYSE: VVNT) today announced they have entered into a definitive agreement under which NRG will acquire Vivint for $12 per share or $2.8 billion in an all-cash transaction with an implied multiple of 6.3x run-rate Enterprise Value to Adjusted EBITDA. The agreement has been unanimously approved by the boards of directors of both companies.

Vivint Smart Home is a leading smart home platform company whose mission is to help its nearly two million customers live intelligently by providing them with technology, products, and services to create a smarter, more efficient, and safer home. Vivint delivers an engaging customer experience through multiple devices united into a single expandable platform that incorporates artificial intelligence and machine learning into its operating system. The company’s vertically integrated business model includes hardware, software, sales, installation, support, and professional monitoring, enabling superior customer experiences and a complete end-to-end smart home experience.

The acquisition accelerates the realization of NRG’s consumer-focused growth strategy and creates the leading essential home services platform fueled by market-leading brands, unparalleled insights, proprietary technologies, and complementary sales channels. The transaction improves and diversifies NRG’s financial profile while also expanding the total market opportunity available to NRG. The annual run-rate Adjusted EBITDA, inclusive of $100 million of run-rate synergies, is $835 million.1

“Last year at our Investor Day, we presented our strategic roadmap to becoming the leading provider of essential services for homes and businesses, informed by consumer trends and underpinned by disciplined execution,” said Mauricio Gutierrez, President and CEO of NRG. “The acquisition of Vivint is a transformational step in achieving our vision. Customers want simple, connected, and customized experiences that provide peace of mind. Vivint’s smart home technology strengthens our retail platform, improves our customer experience, and increases customer lifetime value. I am excited to welcome Vivint to the NRG family.”

[1]

Based on the mid-point of Vivint’s 2022 Adjusted EBITDA guidance as disclosed in its third quarter earnings release filed with the SEC on November 8, 2022 of $735 million, plus $100 million of synergies. Reconciliations of Vivint’s Adjusted EBITDA to net loss is not available on a forward-looking basis without unreasonable efforts due to the high variability, complexity, and uncertainty with respect to forecasting and quantifying certain amounts that are necessary for such reconciliations, including net loss and adjustments that could be made for impairment charges, restructuring charges and the timing and magnitude of other amounts included in the reconciliations. The probable significance of the unavailable information is also unknown, which could have a potentially unpredictable, and potentially significant, impact on future GAAP financial results.

PRESS RELEASE

“We are pleased to announce a transaction that delivers immediate and compelling cash value to Vivint’s stockholders while also presenting significant opportunities to drive our company’s continued success in the years to come,” said David Bywater, CEO of Vivint Smart Home. “Our agreement with NRG is the culmination of our Board’s ongoing pursuit of maximizing value for Vivint stockholders and is a testament to the strength of the Vivint brand, capabilities, and proven industry leadership. We look forward to working with NRG to create exciting opportunities for Vivint as part of a larger platform. On behalf of our Board and management team, I thank the hard-working Vivint employees for the significant role they have played in this important milestone.”

Strategic and Financial Benefits

•	Establish the Leading Provider of Essential Home Services

The combined company will be the leading essential home solutions provider, with an extensive network of approximately 7.4 million customers across North America, that represents a substantial cross-sell opportunity through market-leading brands and complementary sales channels.

•	Strengthen Core Platform

The combined company forms a unique end-to-end ecosystem driven by unparalleled data and insights, resulting in a unified customer experience with a high level of engagement.

•	Improve Financial Profile

The transaction will improve and diversify NRG’s financial profile with more predictable earnings through Vivint’s subscription-based model and long customer tenure (nine years).

•	Maintain Disciplined Capital Allocation

The transaction exceeds NRG’s investment hurdle rates and is in line with its long-term free cash flow before growth per share growth target.

•	Leverage Successful Integration Track Record

NRG has a proven track record of integration and synergy realization across a number of acquisitions, including Direct Energy, Stream, and Xoom.

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Financial Terms

NRG will acquire 100% of the outstanding equity of Vivint for a total transaction value of $5.2 billion, which consists of approximately $2.8 billion in cash and the assumption of $2.4 billion of debt (net of cash), which benefits from attractive terms and pricing. This consideration represents a premium of approximately 33% to Vivint’s closing share price on December 5, 2022.

Capital Allocation Update

NRG’s capital allocation strategy will continue to opportunistically balance its growth, return of capital, and balance sheet objectives. NRG intends to complete its existing $1 billion share repurchase program over the near term, of which $360 million was remaining as of November 30, 2022. In 2023, NRG expects to use its excess free cash flow to fund the Vivint acquisition, reduce acquisition-related debt, and maintain its common stock dividend growth policy. In 2024, the Company intends to return to its 50% return of capital / 50% growth capital allocation policy. NRG remains highly committed to its dividend growth policy, which remains unchanged from previous guidance.

Management remains committed to maintaining its strong balance sheet and credit ratings. The Company expects to achieve its investment grade credit metrics target of 2.50-2.75x Net Debt / Adjusted EBITDA by late 2025 to 2026 through the combination of debt reduction and growth.

Approvals and Time to Close

The transaction is expected to close in the first quarter of 2023 and is subject to customary closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Following the execution of the definitive agreement, Vivint stockholders holding approximately 59% of the issued and outstanding shares of Vivint’s Class A common stock executed and delivered to Vivint written consents adopting and approving the transaction. No further action by Vivint stockholders is required to approve the transaction.

Upon completion of the transaction, NRG intends to maintain a significant presence in Utah.

Advisors

Goldman Sachs & Co. LLC is serving as NRG’s exclusive financial advisor. Goldman Sachs Bank USA is providing fully committed financing. White & Case LLP is serving as legal counsel to NRG.

PRESS RELEASE

J.P. Morgan Securities LLC is serving as Vivint’s exclusive financial advisor. Simpson Thacher & Bartlett LLP is serving as legal counsel to Vivint.

Investor Call

On December 6, 2022, NRG and Vivint will host a conference call at 8:00 a.m. Eastern Time (7:00 a.m. Central Time) to discuss this announcement. Investors, the news media, and others may access the live webcast of the conference call and accompanying presentation materials by logging on to NRG’s website at www.nrg.com and clicking on “Presentations & Webcasts” in the “Investors” section found at the top of the home page. The webcast will be archived on the site for those unable to listen in real-time.

About NRG

At NRG, we’re bringing the power of energy to people and organizations by putting customers at the center of everything we do. We generate electricity and provide energy solutions and natural gas to millions of customers through our diverse portfolio of retail brands. A Fortune 500 company, operating in the United States and Canada, NRG delivers innovative solutions while advocating for competitive energy markets and customer choice, working towards a sustainable energy future. More information is available at www.nrg.com. Connect with NRG on Facebook, LinkedIn, and follow us on Twitter @nrgenergy.

About Vivint

Vivint is a leading smart home company in the United States. Vivint delivers an integrated smart home system with in-home consultation, professional installation and support delivered by its Smart Home Pros, as well as 24-7 customer care and monitoring. Dedicated to redefining the home experience with intelligent products and services, Vivint serves more than 1.9 million customers throughout the United States. For more information, visit https://www.vivint.com.

Forward-Looking Statements

In addition to historical information, the information presented in this press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as “may,” “should,” “could,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “expect,” “intend,” “seek,” “plan,” “think,” “anticipate,” “estimate,” “predict,” “target,” “potential” or “continue” or the negative of these terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the Company’s future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, and views of economic and market conditions.

PRESS RELEASE

Although NRG and Vivint each believes that its respective expectations are reasonable, neither can give assurance that these expectations will prove to be correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated herein include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the inability to complete the proposed transaction due to the failure to satisfy other conditions to completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, risks related to disruption of management’s attention from NRG’s or Vivint’s ongoing business operations due to the transaction, the effect of the announcement of the proposed transaction on NRG’s or Vivint’s relationships with its customers, operating results and business generally, the risk that the proposed transaction will not be consummated in a timely manner, the risk that actual costs could exceed the expected costs of the proposed transaction, general economic conditions, hazards customary in the power industry, weather conditions and extreme weather events, competition in wholesale power and gas markets, the volatility of energy and fuel prices, failure of customers or counterparties to perform under contracts, changes in the wholesale power and gas markets, changes in government or market regulations, the condition of capital markets generally, NRG’s or Vivint’s ability to access capital markets, the potential impact of COVID-19 or any other pandemic on NRG’s or Vivint’s operations, financial position, risk exposure and liquidity, (including on Vivint’s customers and timing of payments, the sufficiency of Vivint’s credit facilities, and Vivint’s compliance with lender covenants), data privacy, cyberterrorism and inadequate cybersecurity, the loss of data, unanticipated outages at NRG’s generation facilities, adverse results in current and future litigation, failure to identify, execute or successfully implement acquisitions or asset sales, NRG’s ability to implement value enhancing improvements to plant operations and companywide processes, NRG’s ability to achieve its net debt targets, NRG’s ability to achieve or maintain investment grade credit metrics, NRG’s ability to proceed with projects under development or the inability to complete the construction of such projects on schedule or within budget, the inability to maintain or create successful partnering relationships, NRG’s ability to operate its business efficiently, NRG’s ability to retain retail customers, NRG’s ability to execute its market operations strategy, the ability to successfully integrate businesses of acquired companies, including Direct Energy, NRG’s ability to realize anticipated benefits of transactions (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected. NRG’s ability to execute its Capital Allocation Plan, the ineffectiveness of steps Vivint takes to reduce operating costs, risks of the smart home and security industry, including risks of and

PRESS RELEASE

publicity surrounding the sales, subscriber origination and retention process, the highly competitive nature of the smart home and security industry and product introductions and promotional activity by Vivint’s competitors, the impact of litigation, complaints, product liability claims and/or adverse publicity, the impact of changes in consumer spending patterns, consumer preferences, local, regional, and national economic conditions, crime, geopolitical tensions, weather, and demographic trends, the impact of changes to prevailing economic conditions, including increasing interest rates, rising inflation and the expiration of federal, state and local economic stimulus programs, adverse publicity and product liability claims, increases and/or decreases in utility and other energy costs and increased costs related to utility or governmental requirements, cost increases or shortages in smart home and security technology products or components, including disruptions in Vivint’s supply chains, the impact on Vivint’s business, results of operations, financial condition, regulatory compliance and customer experience of the Vivint Flex Pay plan, risks related to Vivint’s exposure to variable rates of interest with respect to its revolving credit facility and term loan facility, Vivint’s inability to maintain effective internal control over financial reporting and Vivint’s inability to attract and retain employees due to labor shortages. Achieving investment grade credit metrics is not an indication of or guarantee that the Company will receive investment grade credit ratings. Debt and share repurchases may be made from time to time subject to market conditions and other factors, including as permitted by United States securities laws. Furthermore, any common stock dividend is subject to available capital and market conditions.

Neither NRG nor Vivint undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The foregoing review of factors that could cause NRG’s actual results to differ materially from those contemplated in the forward-looking statements included in this press release should be considered in connection with information regarding risks and uncertainties that may affect NRG’s future results included in NRG’s filings with the Securities and Exchange Commission at www.sec.gov.

For a more detailed discussion of these factors as it relates to Vivint, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Vivint’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 1, 2022, in Vivint’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 9, 2022, and in subsequent SEC filings. Vivint’s forward-looking statements speak only as of the date of this communication or as of the date they are made.

PRESS RELEASE

Additional Information and Where to Find It

This communication is being made in respect of the proposed acquisition of Vivint by NRG. In connection with the proposed transaction, Vivint will file with the SEC and furnish to Vivint’s stockholders an information statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Vivint stockholders are urged to read the information statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the information statement because they will contain important information about the proposed transaction.

Investors will be able to obtain free of charge the information statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the information statement and Vivint’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Vivint’s website at https://investors.vivint.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Contacts:

NRG:

Media:

Hasting Stewart

VP, Communications

hasting.stewart@nrg.com

Investors:

Kevin L. Cole, CFA

SVP, Investor Relations

kevin.cole@nrg.com

Vivint:

Media

Noelle Bates

VP, PR

press@vivint.com

PRESS RELEASE

Or

Ed Trissel / Joseph Sala / Kara Sperry

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Investors:

Nate Stubbs

VP, Investor Relations

ir@vivint.com